Supplement Dated September 6, 2007

Nuveen Short Duration Bond Fund

Nuveen Multi-Strategy Income Fund

Nuveen High Yield Bond Fund

NUVEEN INVESTMENT TRUST III

Prospectus dated January 29, 2007

The investment adviser to the Nuveen Short Duration Bond Fund, the Nuveen Multi-Strategy Income Fund (formerly the Nuveen Core Bond Fund), and the Nuveen High Yield Bond Fund has elected, with respect to each of the three funds, to extend its contractual commitment to reimburse expenses until January 31, 2009.

Accordingly, in the “What Are the Costs of Investing?” section for each of the three funds addressed in this prospectus, the asterisk-marked annotation beneath the “Annual Fund Operating Expenses” table is replaced by the following:

The Total Annual Fund Operating Expenses—Net provided in the table reflect a contractual commitment by the fund’s investment adviser to reimburse expenses. The investment adviser has agreed to reimburse all Other Expenses (excluding management fees, 12b-1 distribution and service fees, interest expenses and extraordinary expenses) through January 31, 2009. Management fees in the table reflect the highest possible breakpoints, and are subject to possible further reductions as a result of reductions in the complex-level and/or fund-level fee component of the management fee. See “Who Manages the Fund.” Total Annual Fund Operating Expenses-Net are also subject to possible further reductions as a result of a reduction in custodian fees and expenses based on an arrangement the fund has with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-INV3-0907D